FIRST AMENDMENT TO
AGREEMENT OF SALE

THIS FIRST AMENDMENT TO AGREEMENT OF SALE (the “Amendment”) is entered into as of the 9 day of August, 2013, between THREE WM REAL ESTATE, LLC, THREE WM OPERATING, LLC, FOUR WM REAL ESTATE, LLC, FOUR WM OPERATING, LLC, each a Delaware limited liability company (individually and collectively, the “Seller”) and WOODBURY MEWS III, LLC, WOODBURY MEWS IV, LLC, WOODBURY MEWS LAND PARCELS, LLC (each a Delaware limited liability company (individually and collectively, the “Purchaser”).

RECITALS:

A.           Seller and Purchaser are parties to that certain Agreement of Sale dated June 26, 2013 (the “Agreement”), pursuant to which Seller agreed to sell, and Purchaser agreed to purchase, certain real property located at 122 and 124 Green Avenue, Woodbury, New Jersey, as more particularly described in the Agreement.

B.           Seller and Purchaser desire to amend the Agreement, upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

1.    Recitals, Definitions. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized but undefined terms used in this Amendment shall have the meanings given to them in the Agreement.

2.    The Definition of “Due Diligence Deadline” is hereby amended to read as follows (additions are shown as double-underlined and deletions are shown as ~~struck through~~):

“Due Diligence Deadline” means 5 P.M. Eastern Standard Time on August 23rd, 2013 ~~the date which is forty-five (45) days after the Effective Date of this Agreement~~.

3.    Section 4(b)(1) shall be inserted to read as follows:

Notwithstanding anything in this Agreement to the contrary, Purchaser shall be entitled, on or before the Due Diligence Deadline, to provide written notice to Seller of any Title Defect identified on the Survey.

4.   Section 9(a) is hereby amended to read as follows (additions are shown as double-underlined and deletions are shown as ~~struck through~~):

1

Closing Date. The closing of the sale of the Property (“Closing”) shall take place at 1:00 p.m. (New York time) at the office of Escrow Agent or at another place mutually agreed upon by the parties, or by mail, on the later of (i) ~~the first Business Day occurring thirty (30) days after the Due Diligence Deadline~~ September 25th, 2013, or (ii) the first Business Day occurring fifteen (15) days after the consent of the City to the assignment of the PILOT Agreement is granted pursuant to Section 26 below (“Closing Date”), or such earlier date as to which the parties have mutually agreed; provided, however, in no event shall the Closing Date occur after October 31, 2013. For the purpose of allocating revenue and expense, the parties agree that 12:01 a.m. (New York time) on the day of Closing shall be the cut-off time. The parties shall not attend the Closing in person and shall close the transaction contemplated by this Agreement through escrow with Escrow Agent pursuant to written closing escrow instructions, which instructions shall be reasonably satisfactory to Seller and Purchaser, and shall be consistent with the terms hereof.

5.    Section 10(a)(xv) is hereby amended to read as follows (additions are shown as double-underlined and deletions are shown as ~~struck through~~):

A~~n Assignment of the Tax Sale Certificates in the form of Exhibit F-2; or a~~ Deed from WMA to Purchaser for the Adjacent Land, as provided in Section 25.

6.    Effect of Amendment. To the extent any provisions contained herein conflict with the Agreement or any other agreements between Seller and Buyer, oral or otherwise, the provisions contained herein shall supersede such conflicting provisions contained in the Agreement or other agreements. Except as specifically modified by this Amendment, the Agreement remains in full force and effect and is in all events ratified, confirmed and approved.

7.     Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. Delivery of signatures by e-mail or facsimile shall be valid and binding.

(signature page to follow)

2

IN WITNESS WHEREOF, the Purchaser has executed this Amendment on the date first above written.

PURCHASER:

Woodbury Mews III, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

Woodbury Mews IV, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

Woodbury Mews Land Parcels, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

3

IN WITNESS WHEREOF, the Seller has executed this Amendment on the date first above written.

SELLER:

THREE WM REAL ESTATE, LLC, a Delaware limited liability company

By:	WMRE THREE, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title: President

THREE WM OPERATING, LLC,
a Delaware limited liability company

By:	WMRE THREE, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title:President

[SIGNATURES CONTINUE ON FOLLOWING PAGE.]

4

SELLER:

FOUR WM REAL ESTATE, LLC, a Delaware limited liability company

By:	WMRE FOUR, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name:Ken Assiran
Title:President

FOUR WM OPERATING, LLC,
a Delaware limited liability company

By:	WMRE FOUR, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name:Ken Assiran
Title: President